Exhibit 10.3.3

RECORDATION REQUESTED BY:
Cathay Bank
777 North Broadway
Los Angeles, CA 90012

WHEN RECORDED MAIL TO:
Cathay Bank
777 North Broadway
Los Angeles, CA 90012

SPACE ABOVE THIS LINE IS FOR RECORDER’S USE ONLY

MODIFICATION OF CONSTRUCTION TRUST DEED

THIS MODIFICATION OF CONSTRUCTION TRUST DEED IS DATED AS OF JUNE 28, 2004, between DICON FIBEROPTICS, INC., a California corporation, whose address is 1689 Regatta Blvd., Richmond, CA 94804 (referred to below as “Trustor”) and CATHAY BANK, a California banking corporation, whose address is 777 North Broadway, Los Angeles, CA 90012 (referred to below as “Lender”). The purpose of this Modification is to reflect the extension of the term of the loan secured by the Deed of Trust and an agreement between Trustor and Lender with respect to the conditions under which Lender will release and reconvey parcels of the Real Property.

Deed of Trust. Trustor and Lender entered into a Construction Trust Deed dated August 24, 2000, and recorded in the records of the County of Contra Costa, California on August 25, 2000 as Document Number 2000-0182834-00, as modified by a Modification of Construction Trust Deed dated November 20, 2001, and recorded in the records of the County of Contra Costa, California on November 27, 2001 as Document Number 2001-0361073-00 (such Construction Trust Deed as so modified, the “Deed of Trust”), covering that certain real property located in the City of Richmond, County of Contra Costa, State of California, as more particularly described on Exhibit “A” and Exhibit “B” attached hereto (the “Real Property”). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Deed of Trust.

Modifications. Trustor and Lender hereby modify and amend the Deed of Trust as follows:

1. Agreement for Partial Release. Notwithstanding anything to the contrary in the Deed of Trust or in the Term Loan Agreement between Trustor and Lender dated November 20, 2001 (as such Term Loan Agreement is amended by that certain Loan Modification and Extension Agreement and Amendment to Promissory Note between the parties dated June 28 , 2004) (such Term Loan Agreement as so amended, the “Term Loan Agreement”), so long as no Event of Default (as defined in the Term Loan Agreement) has occurred and is then continuing, Lender will, upon written request of Trustor and upon payment of the Release Price, grant partial reconveyance from the lien or charge of the Deed of Trust for the approximately eleven (11) acre portion of the Real Property constituting the “Purchase Property” under (and as defined in) that certain Purchase and Sale Agreement and Preliminary Escrow Instructions entered into as of February 27, 2004 between Trustor and Pulte Home Corporation (the “Pulte Agreement”). Such “Purchase Property” and the agreed upon Release Price therefor are described and set forth in Exhibit “C” attached hereto and made a part hereof. The Release Price payment will be applied against the outstanding principal of the Loan and not against accrued interest on the Loan then due. The Release Price payment will be treated as a prepayment under the Note. Trustor shall pay all costs of executing and recording the partial reconveyance. Delivery of the partial reconveyance and payment of the Release Price will take place through escrow unless otherwise agreed by the parties.

2. Definition of Note. The definition of the term “Note” is modified to read in its entirety as follows: The word “Note” means the promissory note dated November 20, 2001, in the principal amount of $27,000,000.00 from Trustor to Lender, which note is an extension and renewal of the Construction Loan Promissory Note dated August 24, 2000, as such promissory note is amended and extended by that certain Loan Modification and Extension Agreement and Amendment to Promissory Note dated June 28, 2004;

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together with all renewals, extensions, modifications, refinancings, and substitutions for such promissory note as so amended and extended. NOTICE TO TRUSTOR: THE PROMISSORY NOTE CONTAINS A VARIABLE INTEREST RATE.

3. Securing Clause. The “securing” clause of the Deed of Trust is modified to include the obligations of the Note and the Term Loan Agreement as defined in paragraph 1 above among the obligations secured by the Deed of Trust.

4. Continuing Validity. Except as expressly modified above, the terms of the Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender’s right to require strict performance of the Deed of Trust as modified above nor obligate Lender to make any future modifications. Nothing herein shall constitute a satisfaction of the promissory note or loan agreement secured by the Deed of Trust.

TRUSTOR ACKNOWLEDGES HAVING READ ALL OF THE PROVISIONS OF THIS MODIFICATION OF TRUST DEED AND AGREES TO ITS TERMS. This Modification is dated as of the date first set forth above.

TRUSTOR:
DICON FIBEROPTICS, INC.,
a California corporation

By:	HO-SHANG LEE

President

CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF CALIFORNIA		)
) ss.
COUNTY OF	Alameda	)

     On this 28th day of June, 2004, before me, Phyllis Cariela, the undersigned Notary Public, personally appeared Ho-Shang Lee, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Phyllis Cariela

Notary Public

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Exhibit “A”

CITY OF RICHMOND

PARCEL ONE:

LOT 4, AS SHOWN ON PARCEL MAP MS 756-97, FILED FEBRUARY 3, 1998 IN BOOK 173 OF PARCEL MAPS, PAGE 21, CONTRA COSTA COUNTY RECORDS.

PARCEL TWO:

EASEMENT AS AN APPURTENANCE TO PARCEL ONE ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM SANTA FE LAND IMPROVEMENT COMPANY TO SOUTHERN PACIFIC RAILROAD COMPANY, RECORDED SEPTEMBER 30, 1955, BOOK 2621, OFFICIAL RECORDS, PAGE 1, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

“THE RIGHT TO OPERATE AND MAINTAIN ANY AND ALL EXISTING WIRE AND PIPE LINES UPON, OVER OR UNDER THE ABOVE DESCRIBED 8.221-ACRE PARCEL OF LAND, AND THE RIGHT TO CONSTRUCT, OPERATE, AND MAINTAIN ADDITIONAL WIRE OR PIPE LINES UPON, ACROSS OR UNDER (A) THAT PORTION OF SAID 8.221-ACRE PARCEL OF LAND WHICH LIES WEST OF A NORTH-SOUTH LINE PASSING THROUGH THE POINT OF BEGINNING OF THAT CERTAIN COURSE ABOVE DESCRIBED AS BEARING “SOUTH 89º 33’ 45” EAST 1256.98 FEET”, AND NORTHEASTERLY OF THAT CERTAIN COURSE, OR PROLONGATION THEREOF, ABOVE DESCRIBED AS BEARING “SOUTH 39º 40’ 45” EAST 40.00 FEET”, AND (B) THAT PORTION OF SAID 8.221-ACRE PARCEL OF LAND WHICH LIES EAST OF A NORTH –SOUTH LINE PASSING ACROSS SAID PARCEL AT A POINT DISTANT EAST 1450.00 FEET FROM THE POINT OF BEGINNING OF SAID COURSE BEARING “SOUTH 89º 33’ 45” EAST 1256.98 FEET”; PROVIDED, HOWEVER, THAT ANY PIPE OR WIRE LINES CONSTRUCTED PURSUANT TO THIS RESERVATION SHALL BE CONSTRUCTED AND MAINTAINED WITHOUT COST TO SECOND PARTY AND IN SUCH A MANNER AND OF SUCH MATERIAL THAT THEY WILL NOT IN THE REASONABLE JUDGMENT OF SECOND PARTY’S CHIEF ENGINEER AT ANY TIME BE A SOURCE OF DANGER TO OR INTERFERENCE WITH THE PRESENT OR FUTURE TRACKS, ROADBED AND PROPERTY OF SECOND PARTY, OR THE SAFE OPERATION OF ITS RAILROAD.”

ASSESSOR’S PARCEL NO.: 560-181-092

PARCEL THREE:

BEING A PORTION OF PIERSON AVENUE, AS SAID STREET IS DESCRIBED AS PARCEL 1 IN EASEMENT TO THE CITY OF RICHMOND, RECORDED SEPTEMBER 2, 1949, IN BOOK 1432 OF OFFICIAL RECORDS, PAGE 409, CONTRA COSTA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST CORNER OF LOT 4, AS SHOWN ON PARCEL MAP MS 756-97, FILED FEBRUARY 3, 1998, IN BOOK 173 OF PARCEL MAPS, AT PAGE 21 OF SAID COUNTY, SAID POINT OF BEGINNING ALSO BEING A POINT ON THE NORTH BOUNDARY LINE OF PIERSON AVENUE; THENCE ALONG SAID LINE, SOUTH 53º 23’ 17” EAST, 79.24 FEET; THENCE ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIAL BEARING OF NORTH 36º 36’ 42” EAST AND HAVING A RADIUS OF 360.00 FEET, THROUGH A CENTRAL ANGLE OF 35º 28’ 26”, FOR AN ARC LENGTH OF 222.89 FEET TO A POINT OF INTERSECTION OF THE NORTH RIGHT-OF-WAY LINE OF PIERSON AVENUE AND THE NORTH RIGHT-OF-WAY LINE OF REGATTA BOULEVARD; THENCE ALONG THE NORTH RIGHT-OF-WAY LINE OF REGATTA BOULEVARD, NORTH 88º 51’ 44” WEST, 189.49 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 745.00 FEET, THROUGH A CENTRAL ANGLE OF 05º 13’ 31”, FOR AN ARC LENGTH OF 67.94 FEET TO A POINT OF INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF PIERSON AVENUE AND THE

NORTH RIGHT-OF-WAY LINE OF REGATTA BOULEVARD; THENCE ALONG THE SOUTH RIGHT-OF-WAY LINE OF PIERSON AVENUE, NORTH 53º 23’ 17” WEST, 79.10 FEET; THENCE NORTH 38º 16’ 08” EAST, 80.03 FEET TO THE POINT OF BEGINNING.

PARCEL FOUR:

BEING A PORTION OF PIERSON AVENUE, AS SAID STREET IS DESCRIBED AS PARCEL 1 IN EASEMENT TO THE CITY OF RICHMOND, RECORDED SEPTEMBER 2, 1949, IN BOOK 1432 OF OFFICIAL RECORDS, PAGE 409, CONTRA COSTA COUNTY. BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF LOT 4, AS SHOWN ON PARCEL MAP MS-756-97, FILED FEBRUARY 3, 1998, IN BOOK 173 OF PARCEL MAPS, AT PAGE 21 OF SAID COUNTY, SAID POINT OF BEGINNING AT THE POINT OF INTERSECTION OF THE NORTH RIGHT-OF-WAY LINE OF PIERSON AVENUE AND THE WEST RIGHT-OF-WAY OF MARINA BAY PARKWAY; THENCE ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIAL BEARING OF SOUTH 86º 55’ 04” WEST AND HAVING A RADIUS OF 655.00 FEET, THROUGH A CENTRAL ANGLE OF 04º 13’ 12”, FOR AN ARC LENGTH OF 48.24 FEET; THENCE SOUTH 01º 08’ 16” EAST, 31.79 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF PIERSON AVENUE; THENCE ALONG SAID LINE, NORTH 88º 51’ 44” WEST, 549.44 FEET; THENCE NORTH 01º 08’ 16” EAST, 40.00 FEET TO THE CENTERLINE OF PIERSON AVENUE; THENCE ALONG SAID CENTERLINE, NORTH 88º 51’ 44” WEST, 517.80 FEET; THENCE LEAVING SAID CENTERLINE, SOUTH 01º 08’ 16” WEST, 40.00 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF PIERSON AVENUE; THENCE ALONG SAID LINE, NORTH 88º 51’ 44” WEST, 370.85 FEET TO A POINT OF INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF PIERSON AVENUE AND THE NORTH RIGHT-OF-WAY LINE OF REGATTA BOULEVARD; THENCE ALONG SAID NORTH RIGHT-OF-WAY LINE. ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIAL BEARING OF SOUTH 32º 17’ 05” WEST AND HAVING A RADIUS OF 555.00 FEET, THROUGH A CENTRAL ANGLE OF 30º 52’ 40”, FOR AN ARC LENGTH OF 299.10 FEET TO A POINT OF INTERSECTION OF THE NORTH RIGHT-OF-WAY LINE OF REGATTA BOULEVARD AND THE NORTH RIGHT-OF-WAY LINE OF PIERSON AVENUE; THENCE ALONG SAID NORTH RIGHT-OF-WAY LINE OF PIERSON AVENUE, SOUTH 88º 51’ 44” EAST, 1720.76 FEET TO THE POINT OF BEGINNING.

Exhibit “B”

CITY OF RICHMOND

BEING A PORTION OF PIERSON AVENUE, AS SAID STREET IS DESCRIBED AS PARCEL 1 IN EASEMENT TO THE CITY OF RICHMOND, RECORDED SEPTEMBER 2, 1949 IN BOOK 1432 OF OFFICIAL RECORDS, PAGE 409, CONTRA COSTA COUNTY; SAID PORTION ALSO BEING A PORTION OF PROPERTY DESCRIBED IN GRANT DEED RECORDED FEBRUARY 8, 1989 IN BOOK 14872 OF OFFICIAL RECORDS, PAGE 768-770 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF THAT PARCEL DESCRIBED IN BOOK 14872, AT PAGE 768; THENCE SOUTH 01º 08’ 16” WEST, 40.00 FEET TO THE SOUTHERN BOUNDARY LINE OF SAID PIERSON AVENUE; THENCE ALONG SAID SOUTHERN BOUNDARY LINE NORTH 88º 51’ 44” WEST, 517.80 FEET TO A POINT ON THE WESTERN BOUNDARY LINE OF SAID DESCRIBED PARCEL; THENCE ALONG SAID WESTERN BOUNDARY LINE NORTH 01º 08’ 16” EAST, 40.00 FEET TO THE NORTH BOUNDARY LINE OF SAID PARCEL. SAID LINE ALSO BEING THE CENTERLINE OF SAID PIERSON AVENUE; THENCE ALONG SAID CENTERLINE SOUTH 88º 51’ 44” EAST, 517.80 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM:

ALL MINERALS CONTAINED IN THE ABOVE DESCRIBED LAND, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS METALLIC OR OTHER SOLID MINERALS, PROVIDED THAT SANTA FE SHALL NOT HAVE THE RIGHT TO GO UPON OR USE THE SURFACE OF SAID LAND, OR ANY PART THEREOF, FOR THE PURPOSE OF DRILLING FOR, MINING, OR OTHERWISE REMOVING, ANY OF SAID MINERALS. SANTA FE MAY, HOWEVER, AND HEREBY RESERVES THE RIGHT TO, REMOVE ANY OF SAID MINERALS FROM SAID LAND BY MEANS OF WELLS, SHAFTS, TUNNELS OR OTHER MEANS OF ACCESS TO SAID MINERALS WHICH MAY BE CONSTRUCTED, DRILLED OR DUG FROM OTHER LAND, PROVIDED THAT THE EXERCISE OF SUCH RIGHTS BY SANTA FE SHALL IN NO WAY INTERFERE WITH OR IMPAIR THE USE OF THE SURFACE OF THE LAND HEREBY CONVEYED OR OF ANY IMPROVEMENTS THEREON, AS RESERVED IN THE DEED FROM SANTA FE LAND IMPROVEMENT COMPANY, RECORDED MAY 23, 1967, BOOK 5374, PAGE 72, OFFICIAL RECORDS OF CONTRA COSTA COUNTY.

Exhibit “C”

(1)	The “Purchase Property” means an approximately eleven (11) acre portion of the Real Property covered under the Deed of Trust, as generally depicted in the crosshatched area shown on Exhibit “C-1” hereto, together with any improvements situated thereon and all easements and rights appurtenant to such real property and improvements.

(2)	The Release Price for the “Purchase Property” is the amount of $7,250,000.00 less the total amount of additional principal repaid by Trustor under the Loan Modification and Extension Agreement and Amendment to Promissory Note dated June 28, 2004 up to (but not including) the close of Escrow contemplated by the Pulte Agreement.

Exhibit “C”